SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Advisor Series I
(Name of Registrant as Specified In Its Charter)

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FIDELITY® ADVISOR GROWTH OPPORTUNITIES FUND
A FUND OF
FIDELITY ADVISOR SERIES I

82 Devonshire Street, Boston, Massachusetts 02109
1-877-208-0098

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Fidelity® Advisor Growth Opportunities Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Growth Opportunities Fund (the fund), will be held at an office of Fidelity Advisor Series I (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on November 15, 2006, at 10:00 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To approve a change in the performance adjustment index for Fidelity Advisor Growth Opportunities Fund.

2. To authorize the Trustees to change the performance adjustment index for Fidelity Advisor Growth Opportunities Fund in the future without a shareholder vote.

The Board of Trustees has fixed the close of business on September 18, 2006 as the record date for the determination of the shareholders of the fund and each class, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

September 18, 2006

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the shaded box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

TO BE HELD ON NOVEMBER 15, 2006

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Advisor Series I (the trust) to be used at the Special Meeting of Shareholders of Fidelity Advisor Growth Opportunities Fund (the fund) and at any adjournments thereof (the Meeting), to be held on November 15, 2006 at 10:00 a.m. ET at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about September 18, 2006. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the fund and its classes at an anticipated cost of approximately $500. The fund may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund and its classes at an anticipated cost of approximately $500.

If the fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by each class of the fund, provided the expenses do not exceed each class's existing voluntary expense caps of:

Class A	Class T	Class B	Class C	Institutional Class
1.25%	1.50%	2.00%	2.00%	1.00%

Expenses exceeding each class's voluntary expense cap will be paid by FMR.

The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated on a pro rata basis to each class of a fund based on the net assets of each class relative to the total net assets of the fund.

The principal business address of FMR, the fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to the fund, is One Federal Street, Boston, Massachusetts 02110. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Research & Analysis Company (FRAC) (formerly known as Fidelity Management & Research (Far East) Inc.), located at 82 Devonshire Street, Boston, Massachusetts 02109; Fidelity Investments Japan Limited (FIJ), located at Shiroyama JT Mori Building, 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA are also sub-advisers to the fund.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each class of the fund issued and outstanding as of July 31, 2006 are indicated in the following table:

Number of Shares
Class A	 12,118,022
Class T	 4,859,687
Class B	 2,512,732
Class C	 70,454,690
Institutional Class	 3,375,162

To the knowledge of the trust, substantial (5% or more) record ownership of the fund and classes on July 31, 2006 was as follows:

Fidelity Advisor Growth Opportunities Fund: Class A	Nationwide Insurance Enterprices	Columbus, OH	10.43%
Fidelity Advisor Growth Opportunities Fund: Class A	BankAmerica Corp.	Charlotte, NC	5.32%
Fidelity Advisor Growth Opportunities Fund: Class T	Paychex Management Corporation	West Henrietta, NY	10.70%
Fidelity Advisor Growth Opportunities Fund: Class T	A.G. Edwards & Sons Inc.	Saint Louis, MO	5.56%
Fidelity Advisor Growth Opportunities Fund: Class T	Citigroup, Inc.	New York, NY	5.54%
Fidelity Advisor Growth Opportunities Fund: Class B	Citizens Financial Group, Inc.	Providence, RI	14.17%
Fidelity Advisor Growth Opportunities Fund: Class B	BankAmerica Corp.	Charlotte, NC	5.84%
Fidelity Advisor Growth Opportunities Fund: Class C	Merrill Lynch	Jacksonville, FL	12.01%
Fidelity Advisor Growth Opportunities Fund: Class C	Citigroup, Inc.	New York, NY	8.12%
Fidelity Advisor Growth Opportunities Fund: Class C	Wachovia/Prudential Financial Advisors, LLC	Charlotte, NC	6.00%
Fidelity Advisor Growth Opportunities Fund: Institutional Class	Bear Stearns	Brooklyn, NY	37.55%
Fidelity Advisor Growth Opportunities Fund: Institutional Class	Brown Harriman Corporation	Boston, MA	8.35%

To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the fund on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on September 18, 2006 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact Fidelity at 1-877-208-0098. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

For a free copy of the fund's annual report for the fiscal year ended November 30, 2005 and the semiannual report for the fiscal period ended May 31, 2006, call 1-877-208-0098 or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposals 1 and 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes, if applicable, will have the same effect as votes cast AGAINST the Proposal.

Proposals 1 and 2. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 1. The Amended Contract changes the performance benchmark used to determine a portion of the management fee that FMR receives from the fund for managing its investments and business affairs. The fund currently pays a management fee linked to the fund's performance with respect to the Standard & Poor's 500SM  Index (S&P 500®). The Trustees recommend that the fee be tied instead to the fund's performance with respect to the Russell 1000® Growth Index.

The Amended Contract also modifies one other provision of the fund's existing management contract with FMR (the Present Contract). Under the Present Contract, shareholders generally have the right to vote on any changes to the index used to calculate the fund's performance adjustment (the Performance Adjustment Index). The Amended Contract gives the Board of Trustees broader authority to designate an alternative Performance Adjustment Index without shareholder vote, subject to the requirements of the 1940 Act and the Investment Advisers Act of 1940.

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (see Exhibit 1). The changes are intended to clarify certain language in the Present Contract. If at least one of the proposals is approved by shareholders, these non-material changes will be included in the Amended Contract.

The fund's current investment objective is to seek capital growth, which allows the fund to invest in either "growth" stocks or "value" stocks or both. The fund's investments have emphasized both growth and value stocks at various times throughout its history; however, since September 2005 the fund's investments have been managed using a generally growth-oriented approach. The Board of Trustees and FMR believe that adoption of a large-cap growth orientation for the fund, in place of its current flexible mandate, would be in shareholders' best interests. Although changing the investment policies to focus on large-cap growth oriented companies does not require a shareholder vote because the fund's investment policies are non-fundamental, the fund will do so only if shareholders approve the proposal to amend the management contract. If the proposal to amend the management contract is approved by shareholders, the Board of Trustees and FMR intend to change language in the prospectus to more closely reflect a policy of investing in growth stocks, with a focus on large-cap growth stocks.

Present and Amended Contracts. FMR is the fund's investment adviser pursuant to the Present Contract dated February 1, 2002, which was approved by shareholders on January 16, 2002. (For Information on FMR, see the section entitled "Activities and Management of FMR," on page <Click Here>.) A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 1 on page <Click Here>. Except for these modifications and for nonmaterial changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract of Fidelity Advisor Growth Opportunties Fund," on page <Click Here>.) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through [Month] [Day], [Year], and thereafter, only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through [Month] [Day], [Year], and thereafter only as long as its continuance is approved at least annually as described above.

As summarized below, shareholders are being asked to approve two proposals to amend the Present Contract.

PROPOSAL 1. TO APPROVE A CHANGE IN THE PERFORMANCE ADJUSTMENT INDEX FOR FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND.

The Amended Contract modifies section 3 of the Present Contract to prospectively change the index used to calculate the fund's Performance Adjustment from the S&P 500 (the Current Index) to the Russell 1000 Growth Index (the Proposed Index), because the fund's proposed investment strategy is "growth" and the index is a "growth" index.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee Rate is the sum of a Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.30%. The Basic Fee Rate for the fund's fiscal year ended November 30, 2005 (not including the fee amendments discussed below) was 0.57%.

The Performance Adjustment is a positive or negative dollar amount applied to the Basic Fee and is based on the fund's performance and assets for the most recent 36 months. If the fund outperforms its current comparative index, the Current Index, over 36 months, FMR receives a positive Performance Adjustment, which increases the management fee. If the fund underperforms the Current Index, FMR's management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the fund and the Current Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20%. Under the Present Contract, FMR received a negative Performance Adjustment for the fund's fiscal year ended November 30, 2005, which equaled (0.11)% of the fund's average net assets for the year.

For purposes of calculating the performance adjustment for the fund, the fund's investment performance is based on the average performance of all classes of the fund weighted according to their average assets for each month in the performance period.

Effects of Proposed Amendments to the Present Management Contract. As explained above, if the proposal is approved, the fund will adopt a large-cap growth investment strategy, and FMR will use a different benchmark to determine a portion of its management fee. To the extent that a fund's performance benchmark represents its "neutral" investment position (or its universe), a benchmark change could change the fund's investment characteristics. If the proposal is approved, the fund will move from a benchmark designed as a broad measure of the performance of the overall U.S. stock market (including both value and growth stocks) to one with a narrower focus on growth stocks of large-sized companies. FMR believes the Proposed Index will conform more closely to the modified investment strategies of Fidelity Advisor Growth Opportunities Fund and will better represent the fund's anticipated investment universe than the broader universe measured by the Current Index.

The financial impact of the proposed changes to the management fee is summarized briefly in the following paragraphs. The changes are discussed in more detail in the remainder of the proposal.

Financial Impact of Proposed Change in Performance Adjustment. Because the change will be implemented prospectively, the future impact on management fees will depend on the fund's future performance relative to the Proposed Index. However, the past performance of the Proposed Index and the fund can be used to show what the impact would have been on management fees for fiscal 2005 (12 months ended November 30, 2005) and for the more recent 12-month period ended July 31, 2006 if the Proposed Index had been the fund's Performance Adjustment Index. For this purpose, the performance of the Proposed Index was substituted for the performance of the Current Index for the rolling 36-month performance periods ended during the fiscal year and more recent 12-month period. (Under the terms of the Amended Contract, the proposed change in the fund's Performance Adjustment Index will actually occur on a gradual basis over the 36-month period following shareholder approval of the Amended Contract. See "Implementation of Change in Performance Adjustment Index" on page <Click Here> for details.)

For fiscal 2005, the negative Performance Adjustment using the Current Index totaled (0.1093%) of the fund's average net assets. For fiscal 2005, the positive Performance Adjustment using the Proposed Index would have totaled 0.0966% of the fund's average net assets. Thus, for fiscal 2005, if the Proposed Index had been the fund's Performance Adjustment Index, the fund's management fees would have been $8,843,862 higher, or 0.2059% higher as a percentage of the fund's average net assets for the year, compared to the rate FMR was entitled to receive under the Present Contract.

For the 12 months ended July 31, 2006, the negative Performance Adjustment using the Current Index totaled (0.1422%) of the fund's average net assets. For the 12 months ended July 31, 2006, the positive Performance Adjustment using the Proposed Index would have totaled 0.0560% of the fund's average net assets. Thus, for the 12 months ended July 31, 2006, if the Proposed Index had been the fund's Performance Adjustment Index, the fund's management fees would have been $7,202,242 higher, or 0.1982% higher as a percentage of the fund's average net assets for the year, compared to the rate FMR was entitled to receive under the Present Contract.

Change in Performance Adjustment Index

Comparison of Proposed and Current Performance Adjustment Indices. If the proposal is approved, the fund will change its Performance Adjustment Index prospectively to the Proposed Index, the Russell 1000 Growth Index. The Russell 1000 Growth Index is a market capitalization-weighted index of those stocks of the 1,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics. The Proposed Index is designed to measure the performance of growth stocks (those with higher price-to-book ratios and higher forecasted growth values) of large-sized companies. The Current Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The S&P 500 is designed as a broad measure of the performance of the overall U.S. stock market, and includes both value and growth stocks, whereas the Russell 1000 Growth Index includes only growth stocks. FMR believes that the Proposed Index provides a more appropriate comparison than the Current Index because the Proposed Index has a narrower focus on growth stocks of large-sized companies, which will conform more closely to the fund's proposed growth-oriented investment strategy.

FMR believes that the Proposed Index provides a better representation of the fund's anticipated investment universe and is an appropriate index for performance fee purposes. Furthermore, FMR believes the Proposed Index will help communicate to investors more clearly the fund's proposed growth style orientation.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) of the fund and the Current and Proposed Indices for the past three years ended July 31, 2006. The chart shows that the returns of the fund have corresponded more closely to those of the Proposed Index over the period.

The following chart compares the calendar year performance of both indices for the past ten years. The chart shows that the two benchmarks have performed differently at times over this period, with the Proposed Index outperforming the Current Index five of the past ten calendar years.

Implementation of Change in Performance Adjustment Index. If the proposal is approved, the change in the fund's Performance Adjustment Index will be implemented on a prospective basis beginning with the first day of the month following shareholder approval. However, because the Performance Adjustment is based on a rolling 36-month measurement period, comparisons to the Proposed Index will not be fully implemented for 36 months after shareholder approval. During this transition period, the fund's returns will be compared to a 36-month blended index return that reflects the performance of the Current Index for the portion of the performance period prior to adoption and the performance of the Proposed Index for the remainder of the period. For example, the Performance Adjustment for the first full month following shareholder approval would be calculated by comparing the fund's performance over the 36-month performance period to a blended index return calculated using the Current Index's performance for the first 35 months of the performance period and the Proposed Index's performance for the 36th month. Each month for the following 35 months, the blended index return would reflect an additional month of the Proposed Index's performance and one less month of the Current Index's performance. At the conclusion of the transition period, the performance of the Current Index would be eliminated from the Performance Adjustment calculation, and the calculation would include only the performance of the Proposed Index.

Comparison of Management Fees. The following tables compare the fund's management fee for the fiscal year ended November 30, 2005 or the 12-month period ended July 31, 2006, as applicable, under the terms of the Present Contract, to the management fee the fund would have incurred if the proposed change in Performance Adjustment Index had been in effect. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for fiscal 2005 or the 12-month period ended July 31, 2006, as applicable, have been calculated using the rolling 36-month historical performance of the Proposed Index during the periods. Management fees are expressed in dollars and as percentages of the fund's average net assets for the fiscal year ended November 30, 2005 or the 12-month period ended July 31, 2006, as applicable.

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	24,546,730	0.5717	24,546,730	0.5717	0	0
Performance Adjustment	(4,693,604)	(0.1093)	4,149,396	0.0966	8,843,000	0.2059
Total Management Fee	 19,853,126	 0.4624	 28,696,126	 0.6683	 8,843,000	 0.2059

FOR THE 12-MONTH PERIOD ENDED JULY 31, 2006

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	20,639,514	0.5678	20,639,514	0.5678	0	0
Performance Adjustment	(5,167,306)	(0.1422)	2,034,936	0.0560	7,202,242	0.1982
Total Management Fee	 15,472,208	 0.4256	 22,674,451	 0.6238	 7,202,242	 0.1982

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended November 30, 2005 or the 12-month period ended July 31, 2006, as applicable, under the Present Contract and if the proposed change in Performance Adjustment Index had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the Proposed Index during the fiscal year ended November 30, 2005 or the 12-month period ended July 31, 2006, as applicable.

The following tables also describe the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the fiscal year ended November 30, 2005 or the 12-month period ended July 31, 2006, as applicable.

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
NOVEMBER 30, 2005

Annual Fund Operating Expenses (as a percentage of average net assets)

	Present Contract	Amended Contract
Class A:
Management Fee	0.46%	0.67%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.41%	0.41%
Total Fund Operating Expenses*	1.12%	1.33%
Class T:
Management Fee	0.46%	0.67%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.29%	0.29%
Total Fund Operating Expenses*	1.25%	1.46%
Class B:
Management Fee	0.46%	0.67%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.40%	0.40%
Total Fund Operating Expenses*	1.86%	2.07%
Class C:
Management Fee	0.46%	0.67%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.40%	0.40%
Total Fund Operating Expenses*	1.86%	2.07%
Institutional Class:
Management Fee	0.46%	0.67%
12b-1 Fee	None	None
Other Expenses	0.30%	0.30%
Total Fund Operating Expenses*	0.76%	0.97%

* Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
JULY 31, 2006

Annual Fund Operating Expenses (as a percentage of average net assets)

	Present Contract	Amended Contract
Class A:
Management Fee	0.44%	0.63%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.41%	0.41%
Total Fund Operating Expenses*	1.10%	1.29%
Class T:
Management Fee	0.44%	0.63%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.29%	0.29%
Total Fund Operating Expenses*	1.23%	1.42%
Class B:
Management Fee	0.44%	0.63%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.40%	0.40%
Total Fund Operating Expenses*	1.84%	2.03%
Class C:
Management Fee	0.44%	0.63%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.40%	0.40%
Total Fund Operating Expenses*	1.84%	2.03%
Institutional Class:
Management Fee	0.44%	0.63%
12b-1 Fee	None	None
Other Expenses	0.30%	0.30%
Total Fund Operating Expenses*	0.74%	0.93%

* Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

Example: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended November 30, 2005	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$ 683	$ 911	$ 1,156	$ 1,860
Amended Contract	$ 703	$ 972	$ 1,262	$ 2,084
Class T:
Present Contract	$ 473	$ 733	$ 1,012	$ 1,808
Amended Contract	$ 493	$ 796	$ 1,120	$ 2,035
Class B:
Present Contract	$ 689	$ 885	$ 1,206	$ 1,896
Amended Contract	$ 710	$ 949	$ 1,314	$ 2,107
Class C:
Present Contract	$ 289	$ 585	$ 1,006	$ 2,180
Amended Contract	$ 310	$ 649	$ 1,114	$ 2,400
Institutional Class:
Present Contract	$ 78	$ 243	$ 422	$ 942
Amended Contract	$ 99	$ 309	$ 536	$ 1,190
12-Month Period Ended July 31, 2006	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$ 681	$ 905	$ 1,146	$ 1,838
Amended Contract	$ 699	$ 960	$ 1,242	$ 2,042
Class T:
Present Contract	$ 471	$ 727	$ 1,002	$ 1,787
Amended Contract	$ 489	$ 784	$ 1,099	$ 1,992
Class B:
Present Contract	$ 687	$ 879	$ 1,195	$ 1,874
Amended Contract	$ 706	$ 937	$ 1,293	$ 2,079
Class C:
Present Contract	$ 287	$ 579	$ 995	$ 2,159
Amended Contract	$ 306	$ 637	$ 1,093	$ 2,358
Institutional Class:
Present Contract	$ 76	$ 237	$ 411	$ 918
Amended Contract	$ 95	$ 296	$ 515	$ 1,143

The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

PROPOSAL 2. TO AUTHORIZE THE TRUSTEES TO CHANGE THE PERFORMANCE ADJUSTMENT INDEX FOR FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND IN THE FUTURE WITHOUT A SHAREHOLDER VOTE.

Section 3 of the Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's Performance Adjustment Index without a shareholder vote. This ability is subject to the provisions of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts). In contrast, the Present Contract requires the vote of a majority of the outstanding voting securities of the fund to authorize such changes.

The proposed modification to the Present Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the Performance Adjustment Index, the Amended Contract would give the Board the ability to change the fund's Performance Adjustment Index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively as described above in Proposal 2 under "Change in Performance Adjustment Index - Implementation of Change in Performance Adjustment Index." In short, the proposed modification gives the Board added flexibility to amend the Present Contract with respect to the Performance Adjustment Index, subject to the constraints of the Acts. However, even if permitted under applicable law, the Board would only avail itself of this new flexibility only if it were in the best interest of the fund and its shareholders to do so.

Board Approval of Investment Advisory Contracts and Management Fees.

Fidelity Advisor Growth Opportunities Fund

On May 18, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will prospectively change the index used to calculate the fund's performance adjustment from the S&P 500 Index (the Current Index) to the Russell 1000 Growth Index (the Proposed Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether the Proposed Index is an appropriate index against which to measure the fund's investment performance, the Board considered that the fund seeks to provide capital growth by investing primarily in common stocks. The Board also considered that the Current Index is designed as a broad measure of the performance of the overall U.S. stock market and includes both growth and value stocks, whereas the Proposed Index emphasizes large-cap growth stocks. The Board noted that the fund uses a growth-oriented (style-specific) investment strategy that differs from the investment strategies of more style-flexible funds.

The Board considered the rolling 36-month returns of the fund compared to the rolling 36-month returns of the Current Index and the Proposed Index over the three years ended April 30, 2006. The Board noted that the fund's returns have corresponded more closely to the returns of the Proposed Index than to the returns of the Current Index over the period. The Board noted that the fund underperformed the Current Index and outperformed the Proposed Index over the previous rolling 36-month period.

The Board considered the performance of the Current Index compared to the performance of the Proposed Index over the past ten calendar years and for the four months ended April 30, 2006. The Board noted that the two indices have performed differently at times over the period, with the Proposed Index outperforming the Current Index in five of the past ten calendar years. The Board also noted that the Proposed Index underperformed the Current Index over the period and that the fund generally underperformed the Current Index, but outperformed the Proposed Index in five of the past ten calendar years. The Board recognized that past performance would have no impact on performance in the future. The Board noted that had the Proposed Index been in effect, FMR would have received a higher management fee by virtue of having a positive performance fee adjustment, as opposed to the negative downward adjustment that FMR actually experienced. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2005 meeting, the Board had reviewed the fund's returns and the returns of the Current Index over the one-, three-, and five-year periods ended December 31, 2004, and had stated that the relative investment performance of the fund was lower than the Current Index over time.

The Board considered that the Proposed Index would conform more closely to the fund's proposed growth-oriented investment strategy and that adopting a style-specific index will help communicate to investors that the fund uses a style-specific investment strategy that differs from the investment strategies of more style-flexible funds. In this regard, the Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fees and Total Fund Expenses. The Board considered that, because the change in the index used to calculate the fund's performance adjustment will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Proposed Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (with the Current Index) for the 12-month period ended April 30, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the Proposed Index) had been in effect during that period.

The Board noted that, under the current management contract, the fund's basic fee was reduced by a negative performance adjustment of 10.4 basis points and that, if the Amended Contract had been in effect during the 12-month period ended April 30, 2006, the fund's basic fee would have been increased by a positive performance adjustment of 6.8 basis points. As a result, the fund's hypothetical management fee would have been 17.2 basis points ($6,800,011) higher if the Amended Contract had been in effect during that period. The Board noted that the fund underperformed the Current Index and outperformed the Proposed Index over that period. The Board also noted that the performance adjustment would have been positive, and the hypothetical management fee therefore would have been higher, if the Amended Contract had been in effect during that period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Proposed Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Proposed Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR Proposals 1 and 2. If Proposals 1 and 2 are both approved by shareholders, the fund will adopt the form of Amended Contract attached as Exhibit 1. If one but not both of Proposals 1 and 2 is approved, the fund will adopt a form of Amended Contract that reflects only that approved Proposal (and the non-material changes shown in Exhibit 1). If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval. If neither Proposal 1 nor Proposal 2 is approved, the Current Management Contract will remain unchanged and in effect.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity Advisor Growth Opportunities Fund and advised by FMR is contained in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page <Click Here>.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; Robert L. Reynolds, President; Stephen P. Jonas, Executive Director, and Peter S. Lynch, Vice Chairman. Mr. Johnson 3d, Mr. Reynolds, and Mr. Jonas are also Trustees of the trust. Mr. Lynch is a member of the Advisory Board of the trust. Robert G. Byrnes, John H. Costello, Stuart E. Fross, R. Stephen Ganis, Joseph B. Hollis, Peter L. Lydecker, Bryan A. Mehrmann, Kimberley H. Monasterio, Mark Osterheld, Kenneth A. Rathgeber, Christine Reynolds, Kenneth B. Robins, Eric D. Roiter, Gary W. Ryan, Salvatore Schiavone, Dwight D. Churchill, and Bruce T. Herring are currently officers of the trust and officers or employees of FMR or FMR Corp. All of these persons hold or have options to acquire stock or other securities of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

During the period December 1, 2004 through July 31, 2006, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments.

Funds with investment objectives similar to Fidelity Advisor Growth Opportunities Fund for which FMR has entered into a sub-advisory agreement with FMRC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page <Click Here>.

The Directors of FMRC are Edward C. Johnson 3d, Chairman of the Board, Robert L. Reynolds, President, Peter S. Lynch, Vice Chairman, and Stephen P. Jonas, Executive Director. Mr. Johnson 3d is also a Trustee of the trust and of other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and a Director of FMR, FRAC and Fidelity Investments Money Management, Inc. (FIMM). Mr. Reynolds is a Trustee of the trust and of other funds advised by FMR and President and a Director of FMR and FIMM. Mr. Lynch is also Vice Chairman and a Director of FMR and a member of the Advisory Board of the trust and of other funds advised by FMR. Mr. Jonas is a Trustee of the trust and of other funds advised by FMR; Executive Director of FMR; a Director of FIMM; and Senior Vice President of funds advised by FMR. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FRAC

FRAC is a wholly-owned subsidiary of FMR formed in 1986 to provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. FRAC also provides investment research and advice on domestic issuers.

Funds with investment objectives similar to Fidelity Advisor Growth Opportunities Fund for which FMR has entered into a sub-advisory agreement with FRAC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page <Click Here>.

The Directors of FRAC are Edward C. Johnson 3d, Chairman of the Board, and Eric Wetlaufer, President. Mr. Johnson 3d is also a Trustee of the trust and other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; a Director and Chairman of the Board of FMR, FIMM and FMRC. Mr. Wetlaufer is also President and a Director of FMR U.K. and Senior Vice President of FMR and FMRC. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FIJ, FIIA, AND FIIA(U.K.)L

FMR U.K is a wholly-owned subsidiary of FMR formed in 1986. FIJ, organized in Japan in 1986, is a wholly-owned subsidiary of Fidelity International Limited (FIL), a Bermuda company formed in 1968. FIIA, established in 1983, is another wholly-owned subsidiary of FIL. FIIA(U.K.)L, established in 1984, is a wholly-owned subsidiary of Fidelity Investments Management Limited, an indirect wholly owned subsidiary of FIL. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.

FMR U.K., FIJ, FIIA, and FIIA(U.K.)L provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. They may also provide investment advisory services. FMR U.K. focuses primarily on companies based in the U.K. and Europe. FIJ focuses primarily on companies based in Japan and the Far East. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA(U.K.)L focuses primarily on companies based in the U.K. and Europe. Funds with investment objectives similar to Fidelity Advisor Growth Opportunities Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K., FIJ, FIIA, and/or FIIA(U.K.)L and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page <Click Here>.

The Directors of FMR U.K. are Simon Fraser, Chairman of the Board and Chief Executive Officer, and Eric Wetlaufer, President. Mr. Wetlaufer is also President and a Director of FRAC and Senior Vice President of FMR and FMRC. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

The Directors of FIJ are Thomas Balk, Representative Executive Officer, Chris Coombe, John Ford, Executive Officer, Simon M. Haslam, David Holland, and Jonathan O'Brien. Mr. Haslam is also Director of FIIA. The principal business address of each of the Directors is Shiroyama JT Mori Building, 19th Floor, 4-3-1 Toranomon Minato-ku, Tokyo, Japan, 105-6019.

The Directors of FIIA are Michael Gordon, President, Brett Goodin, Simon M. Haslam, Kathryn Matthews, Frank Mutch, Allan Pelvang, Vice President, David J. Saul, Robert Stewart, and Andrew Wells. Mr. Gordon is also President, Chief Executive Officer, and a Director of FIIA(U.K.)L. Mr. Haslam is also a Director of FIJ. Mr. Pelvang is also Vice President of FIIA. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

The Directors of FIIA(U.K.)L are Michael Gordon, President and Chief Executive Officer, Andrew Steward, Ann Stock, and Richard Wane. Mr. Gordon is also President and a Director of FIIA. Ms. Stock is also Chief Compliance Officer of FIIA. The principal business address of each of the Directors is 25 Cannon Street, London, England EC4M5TA.

PRESENT MANAGEMENT CONTRACT OF FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

The fund's management contract was approved by shareholders on January 16, 2002. Such approval included modification of several aspects of the fund's management fee that FMR receives from the fund for managing the fund's investments and business affairs, and adoption of the flexibility to further modify the management contact without a shareholder vote subject to the requirements of the 1940 Act.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed contract described in Proposals 1 and 2.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, and the costs associated with securities lending, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to that of the S&P 500 Index.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-		6.4900	50.3823
6	-		9.4600	100.3512
9	-		12.4300	150.3371
12	-		15.4000	200.3284
15	-		18.3850	250.3219
18	-		21.3700	300.3163
21	-		24.3600	350.3113
24	-		30.3500	400.3067
30	-		36.3450	450.3024
36	-		42.3400	500.2982
42	-		48.3350	550.2942
48	-		66.3250	600.2904
66	-		84.3200	650.2870
84	-		102.3150	700.2838
102	-		138.3100	750.2809
138	-		174.3050	800.2782
174	-		210.3000	850.2756
210	-		246.2950	900.2732
246	-		282.2900	950.2710
282	-		318.2850	1,000.2689
318	-		354.2800	1,050.2669
354	-		390.2750	1,100.2649
390	-		426.2700	1,150.2631
426	-		462.2650	1,200.2614
462	-		498.2600	1,250.2597
498	-		534.2550	1,300.2581
534	-		587.2500	1,350.2566
587	-		646.2463	1,400.2551
646	-		711.2426
711	-		782.2389
782	-		860.2352
860	-		946.2315
946	-		1,041.2278
1,041	-		1,145.2241
1,145	-		1,260.2204
Over			1,260.2167

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $986 billion of group net assets - the approximate level for November 2005 - was 0.2694%, which is the weighted average of the respective fee rates for each level of group net assets up to $986 billion.

The fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for November 30, 2005, the fund's annual management fee rate was calculated to be 0.5694%.

One-twelfth of the basic fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Computing the Performance Adjustment. The basic fee for the fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of the S&P 500 Index. The performance period consists of the most recent month plus the previous 35 months.

For purposes of calculating the performance adjustment for the fund, the fund's investment performance is based on the average performance of all classes of the fund weighted according to their average assets for each month in the performance period.

Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of ±10.00%), is multiplied by a performance adjustment rate of 0.02%. The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets over the performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

A class's performance is calculated based on change in net asset value (NAV). For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the class are treated as if reinvested in that class's shares at the NAV as of the record date for payment. The record of the Current Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index.

Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Current Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

During the fiscal year ended November 30, 2005, the fund paid FMR management fees of $19,853,126. This fee was equivalent to 0.4624% of the average net assets of the fund. The downward performance adjustment amounted to $4,693,604 for the fund.

FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a class's returns, and repayment of the reimbursement by a class will lower its returns.

Distribution Agreement. The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues collected and retained by FDC for the fiscal year ended November 30, 2005 are shown in the following table.

	Sales Charge Revenue		CDSC Revenue
	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Class A	$ 113,453	$ 26,789	$ 0	$ 0
Class T	$ 340,684	$ 68,975	$ 1,030	$ 1,030
Class B	--	--	$ 439,514	$ 439,514
Class C	--	--	$ 3,389	$ 3,389

Transfer and Service Agent Agreement. Each class of the fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency, dividend disbursing, and shareholder services for each class of the fund.

The fund has also entered into a service agent agreement with Fidelity Service Company, Inc. (FSC) (or an agent, including an affiliate). The fund has also entered into a securities lending administration agreement with FSC.

Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by the fund for fiscal year ended November 30, 2005 amounted to $1,116,722.

For administering the fund's securities lending program, FSC is paid based on the number and duration of individual securities loans. Payments made by the fund to FSC for securities lending for the fiscal year ended November 30, 2005 amounted to $4,305.

SUB-ADVISORY AGREEMENTS FOR
FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

FMRC. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing investments for the fund.

Under the terms of the sub-advisory agreement for the fund, FMR pays FMRC fees equal to 50% of the management fee (including any performance adjustment) payable to FMR under its management contract with the fund. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

For the fiscal year ended November 30, 2005, FMR on behalf of the fund paid FMRC fees of $9,944,531.

On July 7, 1999, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, the sub-advisory agreement between FMR and FMRC effective January 1, 2001.

FIIA, FIIA(U.K.)L, and FIJ. On behalf of the fund, FMR has entered into a master international research agreement with FIIA. On behalf of the fund, FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States.

Under the terms of the master international research agreement, FMR pays FIIA an amount based on the fund's international net assets relative to the international assets of other registered investment companies with which FMR has management contracts. Under the terms of the sub-research agreements, FIIA pays FIIA(U.K.)L and FIJ an amount equal to the administrative costs incurred in providing investment advice and research services for the fund.

For providing investment advice and research services pursuant to the research agreements, no fees were paid to FIIA (U.K.)L and FIJ on behalf of the fund for the fiscal year ended November 30, 2005. For providing investment advice and research services pursuant to the research agreements, fees paid to FIIA on behalf of the fund for the fiscal year ended November 30, 2005 were $48,755.

On July 17, 2003, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, the master international research agreement between FMR and FIIA effective July 1, 2003, and sub-research agreements between FIIA and FIIA(U.K.)L and FIJ effective July 1, 2003.

FMR U.K., FRAC, and FIJ. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K. and FRAC. On behalf of the fund, FRAC has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FRAC may also provide investment research and advice on domestic issuers pursuant to a research agreement between FMR, FMRC, FIMM, and FRAC, approved in January 2006 on behalf of the fund.

Under the terms of the sub-advisory agreements, for providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FRAC fees equal to 110% and 105%, respectively, of FMR U.K.'s and FRAC's costs incurred in connection with providing investment advice and research services.
  FRAC pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FRAC.

Under the terms of the sub-advisory agreements, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FRAC a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FRAC pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advisory and order execution services for the fund to FRAC.

Under the terms of the research agreement, FRAC receives a fee equal to 110% of its costs incurred in providing services for the fund.

For providing non-discretionary investment advice and research services, no fees were paid to FMR U.K., FRAC, and FIJ on behalf of the fund for the fiscal year ended November 30, 2005.

For providing discretionary investment management and execution of portfolio transactions[ pursuant to the sub-advisory agreements], no fees were paid to FMR U.K. on behalf of the fund for the fiscal year ended November 30, 2005.

For providing discretionary investment management and execution of portfolio transactions[ pursuant to the sub-advisory agreements], fees paid to FRAC and FIJ on behalf of the fund for the fiscal year ended November 30, 2005 were $200 and $81, respectively.

The fund's sub-advisory agreements with FMR U.K. and FRAC, each dated July 1, 2000, were approved by shareholders on June 14, 2000. Such approval included modification of the fund's sub-advisory agreements that would allow future modification without a shareholder vote, subject to the requirements of the 1940 Act.

On July 19, 2001, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of Fidelity Advisor Growth Opportunities Fund, amending and restating the fund's research agreement between FRAC and FIJ as a sub-advisory agreement between FRAC and FIJ effective August 1, 2001. The fund's research agreement between FRAC and FIJ, dated January 1, 2000, was approved by the Board of Trustees on December 16, 1999. On July 19, 2001, the Board authorized amending and restating the fund's research agreement between FRAC and FIJ as a sub-advisory agreement between FRAC and FIJ under which FIJ may also perform investment advisory services for the fund in addition to providing investment research and advice.

On January 19, 2006, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, a new research agreement with FRAC. The addition of this contract does not affect the fees paid by the fund.

PORTFOLIO TRANSACTIONS FOR FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to a sub-adviser, that sub-adviser is authorized to purchase and sell portfolio securities pursuant to the sub-advisory agreement.

FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis. Prior to February 6, 2004, certain trades executed through NFS were transacted with Archipelago ECN (Archipelago), an ECN in which a wholly-owned subsidiary of FMR Corp. had an equity ownership interest.

During the fiscal year ended November 30, 2005, the fund paid brokerage commissions of $10,886,417 to NFS. During the fiscal year ended November 30, 2005, this amounted to approximately 1.50% of the aggregate brokerage commissions paid by the fund to NFS.

The total amount of brokerage commissions paid by the fund to NFS during the fiscal year ended November 30, 2005 includes commissions paid on trades transacted with Archipelago, which were previously reported separately as commissions paid to Archipelago. As restated, the brokerage commission figures more accurately reflect that Archipelago was not directly compensated by the fund. All fund trades transacted with Archipelago were executed through NFS, and therefore, NFS received any commissions paid by the fund on these trades.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this [1st] ___ day of [February____, 200_[2 (reformed June 19, 2003)] by and between Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Growth Opportunities Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated February 1, 2002[February 28, 1998], to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [February 1]__, 200_[2].

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, [T]the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than "an appropriate Index"[the Standard and Poor's 500 Index] (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.30%.

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, [T]the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

[The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until]The performance adjustment is in effect and the performance period equals 36 months,[ Thereafter the performance period will consist of] the current month plus the previous 35 months.

The Portfolio's investment performance for the performance period shall be the cumulative monthly asset-weighted investment performance of all classes of shares of the Portfolio over the performance period. The asset-weighted investment performance for the Portfolio for a given month will be calculated by multiplying the investment performance of each class for the month by its average net assets (determined as of the close of business on each business day of the month), adding the results together and dividing the sum by the aggregate net assets of all classes of the Portfolio for that month. Any class that does not complete a full month of operations in a given month will be excluded from the calculation of the Portfolio's investment performance for that month, and its assets will be excluded from the aggregate net assets of the Portfolio in determining the Portfolio's investment performance for that month.

The investment performance of each class will be measured by comparing (i) the opening net asset value of one share of the class on the first business day of the month with (ii) the closing net asset value of one share of the class as of the last business day of such month. In computing the investment performance of each class and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended. Although the investment performance of the Portfolio for the performance period shall be rounded to the nearest 0.01%, this shall not prevent the monthly investment performance of the classes or of the Portfolio from being rounded to a greater number of decimal places.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.

(e) The Index shall be the Russell 1000 Growth Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index") as provided in this sub-paragraph. For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the 35-month period commencing on ____ (the Commencement Date) (such period hereafter referred to as the Transition Period), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the Standard & Poor's 500 Index (S&P 500) (the index used to calculate the Portfolio's Performance Adjustment prior to the Commencement Date (the Prior Index)), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the Successor Index shall become the Index for purposes of calculating the Performance Adjustment.

(f)[(e)] In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) its proportionate share of[a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of] insurance premiums[ for fidelity and other coverage]; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, 2007 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

 (b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 2

Funds Advised by FMR - Table of Average Net Assets and Advisory Fees

The following table shows the average net assets and advisory fees for each growth fund as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR
Export and Multinational (c)(d)	 8/31/05	$ 2,125.5	 0.57%
Advisor Diversified Stock Fund: (c)(d)
 Class O	 9/30/05	 3,068.9	 0.44
 Class A	 9/30/05	 67.4	 0.44
 Class T	 9/30/05	 0.1	 0.44
 Class B	 9/30/05	 0.1	 0.44
 Class C	 9/30/05	 0.1	 0.44
 Institutional Class	 9/30/05	 0.1	 0.44
Destiny II: (c)(d)
 Class O	 9/30/05	 5,008.5	 0.57
 Class A	 9/30/05	 256.5	 0.57
 Class T	 9/30/05	 0.1	 0.57
 Class B	 9/30/05	 0.1	 0.57
 Class C	 9/30/05	 0.1	 0.57
 Institutional Class	 9/30/05	 0.1	 0.57
Advisor Diversified International: (c)(f)(g)
 Class A	 10/31/05	 2,039.2	 0.72
 Class T	 10/31/05	 1,970.1	 0.72
 Class B	 10/31/05	 281.7	 0.72
 Class C	 10/31/05	 572.5	 0.72
 Institutional Class	 10/31/05	 1,781.1	 0.72
Advisor Emerging Asia: (b)(e)(f)(g)
 Class A	 10/31/05	 25.8	 0.72
 Class T	 10/31/05	 11.2	 0.72
 Class B	 10/31/05	 9.5	 0.72
 Class C	 10/31/05	 9.4	 0.72
 Institutional Class	 10/31/05	 1.4	 0.72
Advisor Emerging Markets: (c)(f)(g)(h)
 Class A	 10/31/05	 4.1	 0.82
 Class T	 10/31/05	 3.3	 0.82
 Class B	 10/31/05	 2.7	 0.82
 Class C	 10/31/05	 3.1	 0.82
 Institutional Class	 10/31/05	 1.0	 0.82
Advisor Europe Capital Appreciation: (b)(c)(f)(g)
 Class A	 10/31/05	 3.7	 0.72
 Class T	 10/31/05	 8.9	 0.72
 Class B	 10/31/05	 6.7	 0.72
 Class C	 10/31/05	 4.2	 0.72
 Institutional Class	 10/31/05	 0.5	 0.72
Advisor Global Capital Appreciation: (b)(c)(f)(g)
 Class A	 10/31/05	 9.6	 0.72
 Class T	 10/31/05	 26.7	 0.72
 Class B	 10/31/05	 6.3	 0.72
 Class C	 10/31/05	 4.9	 0.72
 Institutional Class	 10/31/05	 1.5	 0.72
Advisor International Capital Appreciation: (c)(f)(g)
 Class A	 10/31/05	$ 113.9	 0.72%
 Class T	 10/31/05	 225.7	 0.72
 Class B	 10/31/05	 60.9	 0.72
 Class C	 10/31/05	 72.6	 0.72
 Institutional Class	 10/31/05	 216.6	 0.72
Advisor International Discovery:
 Class A	 10/31/05	 0.9	 0.74
 Class T	 10/31/05	 0.8	 0.74
 Class B	 10/31/05	 0.4	 0.74
 Class C	 10/31/05	 1.2	 0.74
 Institutional Class	 10/31/05	 7.5	 0.74
 Retail Class	 10/31/05	 3,091.7	 0.74
Advisor International Small Cap:
 Class A	 10/31/05	 27.1	 0.95
 Class T	 10/31/05	 32.8	 0.95
 Class B	 10/31/05	 11.0	 0.95
 Class C	 10/31/05	 19.4	 0.95
 Institutional Class	 10/31/05	 5.7	 0.95
 Retail Class (c)(f)(g)	 10/31/05	 1,854.0	 0.95
Advisor Investor Small Cap Opportunities:
 Class A	 10/31/05	 2.3	 0.86
 Class T	 10/31/05	 1.6	 0.86
 Class B	 10/31/05	 1.2	 0.86
 Class C	 10/31/05	 2.2	 0.86
 Institutional Class	 10/31/05	 2.0	 0.86
 Retail Class	 10/31/05	 94.8	 0.86
Advisor Japan: (b)(e)(f)(g)
 Class A	 10/31/05	 18.4	 0.72
 Class T	 10/31/05	 13.1	 0.72
 Class B	 10/31/05	 17.7	 0.72
 Class C	 10/31/05	 23.8	 0.72
 Institutional Class	 10/31/05	 5.2	 0.72
Advisor Korea: (b)(e)(f)(g)
 Class A	 10/31/05	 13.4	 0.82
 Class T	 10/31/05	 2.3	 0.82
 Class B	 10/31/05	 3.3	 0.82
 Class C	 10/31/05	 1.8	 0.82
 Institutional Class	 10/31/05	 0.5	 0.82
Advisor Latin America: (b)(c)(f)(g)
 Class A	 10/31/05	 5.7	 0.72
 Class T	 10/31/05	 5.5	 0.72
 Class B	 10/31/05	 5.9	 0.72
 Class C	 10/31/05	 4.6	 0.72
 Institutional Class	 10/31/05	 4.9	 0.72
Advisor Overseas: (c)(f)(g)
 Class A	 10/31/05	 121.3	 0.51
 Class T	 10/31/05	 796.6	 0.51
 Class B	 10/31/05	 53.3	 0.51
 Class C	 10/31/05	 39.3	 0.51
 Institutional Class	 10/31/05	 250.4	 0.51
Advisor Tax Managed Stock: (b)(c)(d)
 Class A	 10/31/05	$ 2.2	 0.57%
 Class T	 10/31/05	 4.4	 0.57
 Class B	 10/31/05	 3.0	 0.57
 Class C	 10/31/05	 3.6	 0.57
 Institutional Class	 	 0.3	 0.57
Advisor Value: (c)(d)(h)
 Class A	 10/31/05	 8.0	 0.57
 Class T	 10/31/05	 14.7	 0.57
 Class B	 10/31/05	 8.6	 0.57
 Class C	 10/31/05	 5.0	 0.57
 Institutional Class	 10/31/05	 1.3	 0.57
Advisor Value Leaders: (b)(c)(d)(h)
 Class A	 10/31/05	 5.7	 0.57
 Class T	 10/31/05	 19.0	 0.57
 Class B	 10/31/05	 3.8	 0.57
 Class C	 10/31/05	 3.1	 0.57
 Institutional Class	 10/31/05	 1.6	 0.57
Aggressive International (c)(f)(g)	 10/31/05	 700.8	 0.59
Canada (c)(f)	 10/31/05	 1,025.7	 0.73
Capital Appreciation (c)(d)	 10/31/05	 6,543.2	 0.69
China Region (e)(f)(g)	 10/31/05	 359.6	 0.72
Disciplined Equity (c)(d)	 10/31/05	 5,325.2	 0.63
Diversified International (c)(f)(g)	 10/31/05	 25,738.0	 0.82
Emerging Markets (c)(f)(g)	 10/31/05	 986.4	 0.72
Europe (e)(f)	 10/31/05	 2,401.1	 0.80
Europe Capital Appreciation (c)(f)	 10/31/05	 474.8	 0.60
Focused Stock (c)(d)	 10/31/05	 71.4	 0.54(a)
Global Balanced (c)(f)(g)	 10/31/05	 176.6	 0.72
Japan (e)(f)(g)	 10/31/05	 755.5	 0.69
Japan Smaller Companies (e)(f)(g)	 10/31/05	 1,271.1	 0.72
Latin America (c)(f)	 10/31/05	 760.1	 0.72
Nordic (e)(f)	 10/31/05	 165.5	 0.72
Overseas (c)(f)(g)	 10/31/05	 4,642.7	 0.58
Pacific Basin (c)(g)	 10/31/05	 529.1	 0.68
Small Cap Independence (c)(d)	 10/31/05	 1,215.3	 0.47
Southeast Asia (e)(f)(g)	 10/31/05	 626.2	 0.75
Stock Selector (c)(d)	 10/31/05	 784.1	 0.58
Tax Managed Stock (c)(d)	 10/31/05	 53.5	 0.57
Value (c)(d)	 10/31/05	 11,382.8	 0.52
Worldwide (c)(f)(g)	 	 1,159.1	 0.73
Advisor Aggressive Growth: (b)(c)(d)
 Class A	 11/30/05	 6.7	 0.62
 Class T	 11/30/05	 15.6	 0.62
 Class B	 11/30/05	 9.2	 0.62
 Class C	 11/30/05	 8.1	 0.62
 Institutional Class	 11/30/05	 0.6	 0.62
Advisor Dividend Growth: (c)(d)
 Class A	 11/30/05	 470.2	 0.57
 Class T	 11/30/05	 2,495.2	 0.57
 Class B	 11/30/05	 495.0	 0.57
 Class C	 11/30/05	 438.8	 0.57
 Institutional Class	 11/30/05	 876.2	 0.57
Advisor Dynamic Capital Appreciation: (c)(d)
 Class A	 11/30/05	$ 33.8	 0.57%
 Class T	 11/30/05	 122.9	 0.57
 Class B	 11/30/05	 57.1	 0.57
 Class C	 11/30/05	 35.4	 0.57
 Institutional Class	 11/30/05	 1.6	 0.57
Advisor Equity Growth: (c)(d)
 Class A	 11/30/05	 1,209.9	 0.57
 Class T	 11/30/05	 4,327.5	 0.57
 Class B	 11/30/05	 870.3	 0.57
 Class C	 11/30/05	 405.0	 0.57
 Institutional Class	 11/30/05	 1,790.3	 0.57
Advisor Equity Value: (b)(c)(d)
 Class A	 11/30/05	 17.3	 0.57
 Class T	 11/30/05	 47.6	 0.57
 Class B	 11/30/05	 21.9	 0.57
 Class C	 11/30/05	 16.4	 0.57
 Institutional Class	 11/30/05	 5.9	 0.57
Advisor Fifty: (b)(c)(d)
 Class A	 11/30/05	 18.7	 0.57
 Class T	 11/30/05	 24.3	 0.57
 Class B	 11/30/05	 19.0	 0.57
 Class C	 11/30/05	 11.4	 0.57
 Institutional Class	 11/30/05	 1.2	 0.57
Advisor Growth Opportunities: (c)(d)
 Class A	 11/30/05	 307.2	 0.46
 Class T	 11/30/05	 3,329.7	 0.46
 Class B	 11/30/05	 345.7	 0.46
 Class C	 11/30/05	 100.1	 0.46
 Institutional Class	 11/30/05	 210.8	 0.46
Advisor Large Cap: (c)(d)
 Class A	 11/30/05	 62.5	 0.57
 Class T	 11/30/05	 272.5	 0.57
 Class B	 11/30/05	 78.2	 0.57
 Class C	 11/30/05	 38.7	 0.57
 Institutional Class	 11/30/05	 345.5	 0.57
Advisor Leveraged Company Stock: (b)(c)(d)
 Class A	 11/30/05	 172.2	 0.62
 Class T	 11/30/05	 108.9	 0.62
 Class B	 11/30/05	 62.6	 0.62
 Class C	 11/30/05	 102.7	 0.62
 Institutional Class	 11/30/05	 40.2	 0.62
Advisor Mid Cap: (c)(d)
 Class A	 11/30/05	 1,495.7	 0.57
 Class T	 11/30/05	 4,296.3	 0.57
 Class B	 11/30/05	 904.3	 0.57
 Class C	 11/30/05	 602.8	 0.57
 Institutional Class	 11/30/05	 652.0	 0.57
Advisor Small Cap: (c)(d)
 Class A	 11/30/05	$ 503.3	 0.72%
 Class T	 11/30/05	 1,361.0	 0.72
 Class B	 11/30/05	 332.7	 0.72
 Class C	 11/30/05	 302.6	 0.72
 Institutional Class	 11/30/05	 315.4	 0.72
Advisor Strategic Growth: (b)(c)(d)
 Class A	 11/30/05	 4.9	 0.57
 Class T	 11/30/05	 9.7	 0.57
 Class B	 11/30/05	 5.3	 0.57
 Class C	 11/30/05	 2.6	 0.57
 Institutional Class	 11/30/05	 0.2	 0.57
Advisor Value Strategies: (c)(d)
 Class A	 11/30/05	 305.8	 0.57
 Class T	 11/30/05	 1,020.9	 0.57
 Class B	 11/30/05	 271.1	 0.57
 Initial Class	 11/30/05	 185.1	 0.57
 Class C	 11/30/05	 121.3	 0.57
 Institutional Class	 11/30/05	 121.4	 0.57
Aggressive Growth (c)(d)	 11/30/05	 4,503.0	 0.42
Growth Company (c)(d)	 11/30/05	 24,541.3	 0.72
Independence (c)(d)	 11/30/05	 4,489.6	 0.55
New Millennium (c)(d)	 11/30/05	 3,318.7	 0.63
Advisor Mid Cap II: (c)(d)
 Class A	 12/31/05	 102.1	 0.57
 Class T	 12/31/05	 180.7	 0.57
 Class B	 12/31/05	 35.4	 0.57
 Class C	 12/31/05	 58.0	 0.57
 Institutional Class	 12/31/05	 69.6	 0.57
Advisor New Insights: (c)(d)(h)
 Class A	 12/31/05	 495.9	 0.57
 Class T	 12/31/05	 749.9	 0.57
 Class B	 12/31/05	 201.1	 0.57
 Class C	 12/31/05	 528.7	 0.57
 Institutional Class	 12/31/05	 234.9	 0.57
Congress Street (e)	 12/31/05	 67.4	 0.42(a)
Contrafund (c)(d)	 12/31/05	 50,776.4	 0.71
Exchange (e)	 12/31/05	 233.7	 0.42(a)
Trend (c)(d)	 12/31/05	 858.2	 0.60
VIP I Disciplined Small Cap:
 Initial Class	 12/31/05	 1.3	 0.72
 Service Class	 12/31/05	 1.3	 0.72
 Service Class 2	 12/31/05	 1.3	 0.72
 Investor Class	 12/31/05	 1.3	 0.72
VIP I Growth: (e)
 Initial Class	 12/31/05	 6,999.6	 0.57
 Service Class	 12/31/05	 1,151.4	 0.57
 Service Class 2	 12/31/05	 808.9	 0.57
 Service Class 2R	 12/31/05	 3.6	 0.57
 Investor Class	 12/31/05	 8.9	 0.57
VIP I Overseas: (c)(f)(g)
 Initial Class	 12/31/05	$ 1,424.1	 0.72%
 Initial Class R	 12/31/05	 149.8	 0.72
 Service Class	 12/31/05	 304.9	 0.72
 Service Class R	 12/31/05	 94.0	 0.72
 Service Class 2	 12/31/05	 35.8	 0.72
 Service Class 2R	 12/31/05	 393.2	 0.72
 Investor Class R	 12/31/05	 8.5	 0.72
VIP I Value: (b)(c)(d)
 Initial Class	 12/31/05	 6.9	 0.57
 Service Class	 12/31/05	 1.2	 0.57
 Service Class 2	 12/31/05	 4.5	 0.57
 Investor Class	 12/31/05	 3.7	 0.57
VIP II Contrafund: (c)(d)
 Initial Class	 12/31/05	 9,848.9	 0.57
 Service Class	 12/31/05	 2,213.8	 0.57
 Service Class 2	 12/31/05	 2,244.2	 0.57
 Service Class 2R	 12/31/05	 11.7	 0.57
 Investor Class	 12/31/05	 27.5	 0.57
VIP II Index 500:
 Initial Class	 12/31/05	 2,659.5	 0.12
 Service Class	 12/31/05	 24.5	 0.12
 Service Class 2	 12/31/05	 130.2	 0.12
VIP III Aggressive Growth: (b)(c)(d)
 Initial Class	 12/31/05	 3.1	 0.62
 Service Class	 12/31/05	 1.1	 0.62
 Service Class 2	 12/31/05	 9.5	 0.62
 Investor Class	 12/31/05	 0.4	 0.62
VIP III Dynamic Capital Appreciation: (b)(c)(d)
 Initial Class	 12/31/05	 26.0	 0.57
 Service Class	 12/31/05	 0.7	 0.57
 Service Class 2	 12/31/05	 13.2	 0.57
 Investor Class	 12/31/05	 2.1	 0.57
VIP III Growth Opportunities: (c)(d)
 Initial Class	 12/31/05	 421.4	 0.57
 Service Class	 12/31/05	 196.2	 0.57
 Service Class 2	 12/31/05	 57.0	 0.57
 Investor Class	 12/31/05	 1.7	 0.57
VIP III Mid Cap: (c)(d)
 Initial Class	 12/31/05	 1,099.3	 0.57
 Service Class	 12/31/05	 879.1	 0.57
 Service Class 2	 12/31/05	 2,755.4	 0.57
 Investor Class	 12/31/05	 16.1	 0.57
VIP III Value Strategies: (b)(c)(d)
 Initial Class	 12/31/05	 183.2	 0.57
 Service Class	 12/31/05	 78.0	 0.57
 Service Class 2	 12/31/05	 191.3	 0.57
 Investor Class	 12/31/05	 2.7	 0.57
VIP IV Consumer Industries: (c)(d)
 Initial Class	 12/31/05	 10.8	 0.57
 Investor Class	 12/31/05	 0.2	 0.57
VIP IV Cyclical Industries: (c)(d)
 Initial Class	 12/31/05	$ 58.2	 0.57%
 Investor Class	 12/31/05	 0.8	 0.57
VIP IV Financial Services: (c)(d)
 Initial Class	 12/31/05	 33.3	 0.57
 Investor Class	 12/31/05	 0.7	 0.57
VIP IV Growth Stock: (b)
 Initial Class	 12/31/05	 10.6	 0.57
 Service Class	 12/31/05	 1.9	 0.57
 Service Class 2	 12/31/05	 2.6	 0.57
 Investor Class	 12/31/05	 0.8	 0.57
VIP IV Health Care: (c)(d)
 Initial Class	 12/31/05	 91.4	 0.57
 Investor Class	 12/31/05	 2.2	 0.57
VIP IV International Capital Appreciation:
 Initial Class	 12/31/05	 3.1	 0.72
 Initial Class R	 12/31/05	 0.3	 0.72
 Service Class	 12/31/05	 0.3	 0.72
 Service Class R	 12/31/05	 0.3	 0.72
 Service Class 2R	 12/31/05	 0.4	 0.72
 Service Class 2	 12/31/05	 0.4	 0.72
 Investor Class R	 12/31/05	 3.0	 0.72
VIP IV Natural Resources: (c)(d)
 Initial Class	 12/31/05	 244.1	 0.57
 Service Class 2	 12/31/05	 8.4	 0.57
 Investor Class	 12/31/05	 4.9	 0.57
VIP IV Real Estate: (b)
 Initial Class	 12/31/05	 150.5	 0.57
 Service Class	 12/31/05	 2.9	 0.57
 Service Class 2	 12/31/05	 2.9	 0.57
 Investor Class	 12/31/05	 2.2	 0.57
VIP IV Technology: (c)(d)
 Initial Class	 12/31/05	 80.5	 0.57
 Investor Class	 12/31/05	 1.9	 0.57
VIP IV Telecommunications & Utilities Growth: (c)(d)
 Initial Class	 12/31/05	 37.8	 0.57
 Investor Class	 12/31/05	 0.4	 0.57
VIP IV Value Leaders: (b)(c)(d)
 Initial Class	 12/31/05	 14.9	 0.57
 Service Class	 12/31/05	 2.0	 0.57
 Service Class 2	 12/31/05	 2.7	 0.57
 Investor Class	 12/31/05	 1.3	 0.57
Large Cap Growth (c)(d)	 1/31/06	 93.4	 0.52(a)
Large Cap Value (c)(d)	 1/31/06	 334.6	 0.57
Mid Cap Growth (c)(d)	 1/31/06	 144.5	 0.52(a)
Mid Cap Value (c)(d)	 1/31/06	 225.2	 0.50
Utilities	 1/31/06	 1,015.7	 0.60
Select Portfolios: (c)(d)
 Air Transportation 	 2/28/06	 47.5	 0.57
 Automotive 	 2/28/06	 18.0	 0.23(a)
 Banking 	 2/28/06	 408.6	 0.57
 Biotechnology	 2/28/06	 1,632.0	 0.57
 Brokerage and Investment Management 	 2/28/06	 649.5	 0.58
Select Portfolios: - continued
 Business Services and Outsourcing 	 2/28/06	$ 35.5	 0.57%
 Chemicals 	 2/28/06	 179.1	 0.57
 Computers 	 2/28/06	 580.9	 0.57
 Construction and Housing 	 2/28/06	 268.8	 0.57
 Consumer Industries 	 2/28/06	 42.8	 0.57
 Cyclical Industries 	 2/28/06	 64.1	 0.57
 Defense and Aerospace 	 2/28/06	 766.2	 0.57
 Developing Communications 	 2/28/06	 463.7	 0.57
 Electronics 	 2/28/06	 2,691.6	 0.57
 Energy 	 2/28/06	 1,952.2	 0.57
 Energy Service 	 2/28/06	 1,234.4	 0.57
 Environmental 	 2/28/06	 21.4	 0.42(a)
 Financial Services 	 2/28/06	 464.0	 0.57
 Food and Agriculture 	 2/28/06	 129.7	 0.57
 Gold 	 2/28/06	 816.0	 0.58
 Health Care 	 2/28/06	 2,199.7	 0.57
 Home Finance 	 2/28/06	 333.0	 0.57
 Industrial Equipment 	 2/28/06	 46.8	 0.57
 Industrial Materials 	 2/28/06	 134.9	 0.57
 Insurance 	 2/28/06	 188.7	 0.57
 Leisure 	 2/28/06	 201.7	 0.57
 Medical Delivery 	 2/28/06	 1,282.6	 0.57
 Medical Equipment and Systems 	 2/28/06	 1,130.3	 0.57
 Multimedia 	 2/28/06	 91.6	 0.57
 Natural Gas 	 2/28/06	 1,412.4	 0.57
 Natural Resources 	 2/28/06	 537.0	 0.58
 Networking and Infrastructure 	 2/28/06	 101.5	 0.57
 Paper and Forest Products 	 2/28/06	 28.5	 0.52(a)
 Pharmaceuticals 	 2/28/06	 113.3	 0.57
 Retailing 	 2/28/06	 84.2	 0.57
 Software and Computer Services 	 2/28/06	 628.8	 0.57
 Technology 	 2/28/06	 1,878.7	 0.57
 Telecommunications 	 2/28/06	 347.0	 0.57
 Transportation 	 2/28/06	 77.1	 0.57
 Utilities Growth 	 2/28/06	 322.7	 0.57
 Wireless 	 2/28/06	 418.4	 0.57
Magellan® (c)(d)	 3/31/06	 52,988.5	 0.39
Large Cap Stock (c)(d)	 4/30/06	 665.9	 0.40
Mid-Cap Stock (c)(d)	 4/30/06	 9,799.8	 0.45
Small Cap Retirement (c)(d)	 4/30/06	 193.0	 0.60
Small Cap Stock (c)(d)	 4/30/06	 4,366.5	 0.69(a)
Discovery (c)(d)	 6/30/06	 438.0	 0.31
Fidelity Fifty® (c)(d)	 6/30/06	 984.5	 0.47
Advisor Biotechnology: (b)(c)(d)
 Class A	 7/31/06	 12.2	 0.57
 Class T	 7/31/06	 14.4	 0.57
 Class B	 7/31/06	 16.8	 0.57
 Class C	 7/31/06	 13.8	 0.57
 Institutional Class	 7/31/06	 1.2	 0.57
Advisor Consumer Industries: (b)(c)(d)
 Class A	 7/31/06	$ 18.6	 0.57%
 Class T	 7/31/06	 15.3	 0.57
 Class B	 7/31/06	 16.5	 0.57
 Class C	 7/31/06	 7.6	 0.57
 Institutional Class	 7/31/06	 1.3	 0.57
Advisor Cyclical Industries: (b)(c)(d)
 Class A	 7/31/06	 62.8	 0.57
 Class T	 7/31/06	 47.5	 0.57
 Class B	 7/31/06	 34.8	 0.57
 Class C	 7/31/06	 28.3	 0.57
 Institutional Class	 7/31/06	 9.0	 0.57
Advisor Developing Communications: (b)(c)(d)
 Class A	 7/31/06	 3.0	 0.57
 Class T	 7/31/06	 3.1	 0.57
 Class B	 7/31/06	 3.0	 0.57
 Class C	 7/31/06	 2.9	 0.57
 Institutional Class	 7/31/06	 0.4	 0.57
Advisor Electronics: (b)(c)(d)
 Class A	 7/31/06	 10.2	 0.57
 Class T	 7/31/06	 11.1	 0.57
 Class B	 7/31/06	 8.0	 0.57
 Class C	 7/31/06	 9.1	 0.57
 Institutional Class	 7/31/06	 0.9	 0.57
Advisor Financial Services: (c)(d)
 Class A	 7/31/06	 76.2	 0.57
 Class T	 7/31/06	 120.9	 0.57
 Class B	 7/31/06	 131.6	 0.57
 Class C	 7/31/06	 67.7	 0.57
 Institutional Class	 7/31/06	 12.3	 0.57
Advisor Health Care: (c)(d)
 Class A	 7/31/06	 169.0	 0.57
 Class T	 7/31/06	 236.4	 0.57
 Class B	 7/31/06	 230.8	 0.57
 Class C	 7/31/06	 127.0	 0.57
 Institutional Class	 7/31/06	 20.2	 0.57
Advisor Natural Resources: (c)(d)
 Class A	 7/31/06	 147.4	 0.57
 Class T	 7/31/06	 330.0	 0.57
 Class B	 7/31/06	 122.0	 0.57
 Class C	 7/31/06	 99.7	 0.57
 Institutional Class	 7/31/06	 15.2	 0.57
Advisor Real Estate: (c)(d)
 Class A	 7/31/06	 64.7	 0.57
 Class T	 7/31/06	 75.1	 0.57
 Class B	 7/31/06	 25.8	 0.57
 Class C	 7/31/06	 30.0	 0.57
 Institutional Class	 7/31/06	 4.4	 0.57
Advisor Small Cap Growth
 Class A	 7/31/06	$ 11.4	 0.81%
 Class T	 7/31/06	 12.1	 0.81
 Class B	 7/31/06	 3.8	 0.81
 Class C	 7/31/06	 12.6	 0.81
 Institutional Class	 7/31/06	 7.8	 0.81
 Retail Class	 7/31/06	 334.9	 0.81
Advisor Small Cap Value
 Class A	 7/31/06	 24.5	 0.81
 Class T	 7/31/06	 28.3	 0.81
 Class B	 7/31/06	 7.7	 0.81
 Class C	 7/31/06	 20.7	 0.81
 Institutional Class	 7/31/06	 7.3	 0.81
 Retail Class	 7/31/06	 816.3	 0.81
Advisor Technology: (c)(d)
 Class A	 7/31/06	 171.9	 0.57
 Class T	 7/31/06	 312.5	 0.57
 Class B	 7/31/06	 278.7	 0.57
 Class C	 7/31/06	 103.8	 0.57
 Institutional Class	 7/31/06	 12.6	 0.57
Advisor Telecommunications & Utilities Growth: (c)(d)
 Class A	 7/31/06	 31.8	 0.57
 Class T	 7/31/06	 51.9	 0.57
 Class B	 7/31/06	 73.3	 0.57
 Class C	 7/31/06	 32.2	 0.57
 Institutional Class	 7/31/06	 2.0	 0.57
Blue Chip Growth (c)(d)	 7/31/06	 21,596.2	 0.37
Blue Chip Value (c)(d)(g)	 7/31/06	 232.5	 0.55
Dividend Growth (c)(d)	 7/31/06	 16,345.0	 0.36
International Real Estate (c)(d)	 7/31/06	 280.9	 0.72
Leveraged Company Stock (c)(d)	 7/31/06	 3,753.5	 0.62
Low-Priced Stock (c)(d)	 7/31/06	 37,207.7	 0.67
OTC Portfolio(c)(d)	 7/31/06	 8,046.3	 0.55
Real Estate Income (c)(d)	 7/31/06	 588.2	 0.57
Real Estate Investment (c)(d)	 7/31/06	 6,156.0	 0.57
Value Discovery (c)(d)	 7/31/06	 388.3	 0.62

(a) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations.

(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes.

(c) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

(d) FMR has entered into a sub-advisory agreement with each of FMR Far East and FMR U.K. on behalf of the fund. FMR Far East has in turn entered into a sub-advisory agreement with FIJ on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA has in turn entered into sub-research agreements with FIIA (U.K.)L and FIJ on behalf of the fund.

(e) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMRC may provide investment advisory services for the fund.

(f) FMR has entered into a sub-advisory agreement with each of FMR Far East, FMR U.K. and FIIA on behalf of the fund. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L on behalf of the fund. FMR Far East has entered into a sub-advisory agreement with FIJ on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ on behalf of the fund.

(g) FIIA has entered into a sub-advisory agreement with FIJ on behalf of the fund.

(h) Less than a complete fiscal year.

Fidelity is a registered trademark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.763405.103	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	ASI-pxs-0906

Form of Proxy Card: Fidelity Advisor Growth Opportunities Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Kenneth L. Wolfe, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 15, 2006 at 10:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Fidelity Advisor Series I-11/2006-LP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
		FOR	AGAINST	ABSTAIN
1.	To approve a change in the performance adjustment index for Fidelity Advisor Growth Opportunities Fund.	(_)	(_)	(_)
2.	To authorize the Trustees to change the performance adjustment index for Fidelity Advisor Growth Opportunities Fund in the future without a shareholder vote.	(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	ASI-PXC-0906-LP	(down arrow)

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Advisor Growth Opportunities Fund

Funds of Fidelity Advisor Series I

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity fund mentioned above will be held on November 15, 2006. The purpose of the meeting is to provide you with the opportunity to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

Q. What proposal am I being asked to vote on?

A. You may be asked to vote on the following proposals:

1. To approve a change in the performance adjustment index for Fidelity Advisor

Growth Opportunities Fund.

2. To authorize the Trustees to change the performance adjustment index for Fidelity

Advisor Growth Opportunities Fund in the future without a shareholder vote.

1. To approve a change in the performance adjustment index for Fidelity Advisor

Growth Opportunities Fund.

Q. What is a performance adjustment and how does this affect my fee?

A. The performance adjustment is a positive or negative dollar amount that is applied based on the fund's performance and assets for the most recent 36 months. If the fund outperforms its current comparative index over 36 months, Fidelity Management & Research Company (FMR) receives a positive performance adjustment, which increases the management fee. If the fund underperforms the current index, FMR's management fee is reduced by a negative performance adjustment.

The upward or downward adjustments are made depending on whether, and to what extent, a fund's investment performance over the most recent 36-month period exceeds, or is exceeded by, the record of its benchmark index over the same period. The performance comparison and fee is assessed on a monthly basis. The maximum adjustment rate is +/- 0.20% or 20 basis points of a fund's average net assets over the performance period - which is 36 months. The exact details of the calculation can be found in each fund's SAI. Fidelity's performance adjustments are based upon how much a fund over or under performs its benchmark index, not its peers. We think this is an even higher hurdle because unlike mutual funds or accounts, the returns for indexes are not subject to any fees. Mutual fund returns reflect management fees, which the adviser receives to manage a fund.

Q. Why do you have performance fees?

A. We're one of very few companies that have performance adjustments on management fees. These adjustments are attached to many of Fidelity's equity funds and are made depending on whether, and to what extent, a fund's investment performance over the most recent 36-month period exceeds, or is exceeded by, the record of its benchmark index over the same period. Thus, the adjustment ties fees to performance so that when a fund's performance beats its index's performance, we receive a higher management fee, and when a fund's performance doesn't beat its index's performance, the fund's management fee is lower. We believe this makes sense for shareholders because it aligns our economic interests directly with theirs.

Q. Why is Fidelity Advisor Growth Opportunities Fund proposing to change its performance adjustment index?

A. We are recommending a change of benchmark because we believe the style-specific Russell 1000 Growth is more reflective of the fund's proposed investment approach than the broad-based S&P 500®. Furthermore, we believe using the Russell 1000 Growth Index as the primary performance benchmark will help communicate to investors more clearly the large-cap growth focus of the fund. In May 2006, the Board of Trustees approved this change in investment policy for the fund, which will take effect following approval by shareholders. The Board of Trustees and FMR believe that the adoption of a large-cap growth orientation for the fund provides clearer goals for the fund and is in shareholders' best interests.

The fund's current investment policy allows the fund to invest in either "growth" stocks or "value" stocks, or both. The fund's investments have emphasized both growth and value stocks at various times throughout its history; however, since September 2005, the fund's investments have been managed using a generally growth-oriented approach. In addition, although the term "growth" in Growth Opportunities was originally meant to refer only to an objective of capital growth, it has caused some investors to expect the fund to invest using a growth style as a matter of policy.

The proposed modification to the management contract would prospectively change the index used to calculate the fund's performance adjustment from the Standard & Poor's 500SM Index (the Current Index) to the Russell 1000® Growth Index (the Proposed Index).

Q. How has the fund performed vs. the Russell 1000 Growth Index and the S&P 500?

A.

Returns as of June 30, 2006

	-- Cumulative Returns --				-- Average Annual Returns --

Name	1 Year	3 Year	5 Year	10 Year	1 Year	3 Year	5 Year	10 Year
FA Growth Opportunities (Class T)	4.66	26.80	3.62	42.26	4.66	8.24	0.71	3.59
S&P 500	8.63	37.57	13.11	122.36	8.63	11.22	2.49	8.32
Russell 1000 Growth	6.12	27.19	-3.75	69.54	6.12	8.35	-0.76	5.42

The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate; therefore, you may have a gain or loss when you sell your shares. Current performance may be higher or lower than the performance data quoted.

Q. Aren't you just selecting a performance index you can beat more easily as the Russell 1000 Growth Index has dramatically underperformed the S&P 500 for several years now?

A. No. We believe the new index is a more appropriate benchmark for performance comparisons because the style-specific Russell 1000 Growth is more reflective of the fund's proposed investment approach than the broad-based S&P 500.

Q. Will this change the way the fund is managed?

A. No. The benchmark change will not affect how the fund is managed today. John Porter will continue to employ the same strategies that he has used in managing the funds. Since he started to manage the fund in September 2005, he has been using a generally growth-oriented style, which is permissible under the fund's current investment policy of investing in either "growth" stocks or "value" stocks, or both. As proposed, the fund will adopt investment policies with a narrower focus on "growth" stocks.

Q. Will this change make the fee higher or lower on the fund?

A. Because the change will be implemented prospectively, the future impact on management fees will depend on the fund's future performance relative to the proposed index.

The management fee would have been higher if the proposed index had been in place over the last ten years and 4 months ended April 30, 2006.

2. To authorize the Trustees to change the performance adjustment index for Fidelity Advisor Growth Opportunities Fund in the future without a shareholder vote.

Q. Why is Fidelity Advisor Growth Opportunities Fund proposing to authorize the Trustees to change its performance adjustment index in the future without a shareholder vote?

A. The proposed modification to the management contract would allow the Trustees to designate an alternative appropriate index for purposes of calculating the performance adjustment for the fund without a shareholder vote, provided the Investment Company Act of 1940 and the Investment Advisers Act of 1940 (Acts) permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the amended management contract would give the Board the ability to change the fund's performance adjustment index without the delay and expense of having to first conduct a proxy solicitation.

Q. Has the fund's Board of Trustees approved each proposal?

A. Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

Q. What role does the Board play?

A. The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

Q. What is the affiliation of the Board and Fidelity?

A. The Board consists of 13 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are three "interested" trustees and ten "Independent" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Q. Are Board members paid?

A. Each Independent Trustee receives a fee for his or her service on the Board and participates in a deferred compensation plan.

Q. Who is D.F. King & Co., Inc.?

A. D.F. King is a third party proxy vendor that FMR hires to call out to shareholders and record proxy votes. In order to hold proxy meetings, quorum must be reached - which is a majority of the shares entitled to vote in person or by proxy at the shareholder meeting. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize the additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

Q. How many votes am I entitled to cast?

A. As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is September 18, 2006.

Q. How do I vote my shares?

A. You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may also vote through the internet by visiting www.proxyweb.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-877-208-0098.

Q. How do I sign the proxy card?

A. Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card. Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration. All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Sign up for electronic delivery and reduce the amount of paper being sent to you!

We are pleased to offer you the convenience of viewing proxy statements online. With your consent, we will stop sending paper copies of these proxy materials until you notify us otherwise.

To participate, follow these easy steps:

  Log-on to the Internet at www.proxyweb.com/proxy
  Enter the Control Number from your proxy card
  Vote your shares
  Click "Register for Electronic Delivery"
  Follow enrollment instructions.

Note: Electronic proxy materials may not be available for all of your securities and accounts.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

You have elected to receive Proxy Materials via the Internet. This email notification contains information relating to Proxy Materials that are available for the Fidelity fund(s) that are maintained in your account and that are identified below. Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

[Insert Trust Name] Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year]

[If the original meeting has been adjourned to a new date the email will include: Adjourned Meeting Date: [Month]/[Date]/[Year]

For shareholders as of: [Month]/[Date]/[Year]

You can access these Proxy Materials at the following Web addresses:

LETTER TO SHAREHOLDERS: http://www.XXXXXXXXXX

NOTICE OF MEETING and PROXY STATEMENT: http://www.XXXXXXXXXX

If your email software supports it, you can simply click on the above links. If not, you can type (or copy and paste) the Web addresses into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone. Either way, you will need the CONTROL number(s) below.

TRUST NAME: FUND NAME - _________________________

CONTROL NUMBER: XXXXX

(use this number to cast your vote)

[TRUST NAME: FUND NAME - _________________________]

[CONTROL NUMBER: XXXXX]

(use this number to cast your vote)]

To vote through the Internet, visit http://www.proxyweb.com/eproxy and follow the on-line instructions.

To vote by touchtone telephone, call 1-888-221-0697 and follow the recorded instructions.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday 8:00 am to 12:00 am ET, and Saturday 8:00 am to 6:30 pm ET.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday 8:30 am to 7:00 pm ET.

To request a paper copy of Proxy Materials relating to a Fidelity fund, please contact Fidelity at the toll-free telephone number listed in the electronic Proxy Materials.

To update your enrollment information or cancel your enrollment, please go to: http://www.investordelivery.com/proxy, enter your enrollment number and PIN, and follow the on-line instructions for updating or canceling your enrollment.

Fidelity Service Company, Inc.

National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number and PIN.

If you do not remember your Enrollment Number or PIN, please visit http://www.proxyweb.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of

Internet Posting

Your Fund Needs Your Proxy Vote!

If you receive a proxy ballot for a mutual fund that you hold in your retirement account, please vote promptly.

You may have a fund in your [client: insert name of plan(s)] account that has requested your participation in a proxy vote. The fund must receive proxy votes from a majority of shareholders in order to hold a shareholder meeting. Without your vote, the meeting may have to be postponed, and you may continue to receive solicitations for your vote.

Please remember your vote is very important - whether you hold many shares or just a few. So if you receive a proxy request, please respond promptly.

Thank you.

Fidelity Investments Institutional Operations Company, Inc. 82 Devonshire St., Boston, MA 02109

387349

Form of

Telephone Reminder Script

[Note to Representative: This script should be used for [insert name(s) of fund(s) that will be holding a meeting]. These fund(s) are scheduled to hold a shareholder meeting on [insert shareholder meeting date] [if meeting has been adjourned add: which has been adjourned to [insert date of rescheduled shareholder meeting]]. Participants that owned the fund(s) on [insert record date] are eligible to vote at this shareholder meeting.]

Scenario 1 - Proxy has been mailed to participants but we have not received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

  I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

  There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. Voting is easy. You can cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 2 - Proxy has been mailed to participants and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

  I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

  There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 3 - Scheduled shareholder meeting has been adjourned due to lack of participation and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

  I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

  Did you know that the fund[´s/s'] shareholder meeting originally scheduled for [state date of original meeting] has been postponed to [state date of new shareholder meeting] due to lack of shareholder participation? Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation.

FORM OF

SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

Speech 1	Welcome. - (Spoken only when call initially answered) Please enter the control number labeled as such or located in the box, indicated by an arrow on the upper portion of your proxy card.
Speech 2	To vote as the [Fund Name] Board of Trustees recommends on [the/all] proposal[s], press 1 now. To vote on [the/each] proposal separately, press 0 now.

If user presses 1 go to Closing A, ELSEIF caller presses 0 go to Speech 3

Closing A	You voted as the Board of Trustees recommended for [the/every] proposal affecting your fund. If correct, press 1. If incorrect, press 0.

If the user presses 1 go to Speech 8, ELSEIF caller presses 0 go to Speech 2

Speech 3	Proposal 1: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 4	Proposal 2: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 5	Proposal 3: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.

If caller presses 0 go to Speech 5a, ELSEIF go to Closing B

Speech 5a	Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for.
Speech 5b	Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees.

If caller presses 1 go to Speech 5a, ELSEIF the caller presses 0 go to Closing B

Speech 6	Proposal 4: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 7	Proposal 5: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Closing B	You voted as follows: (Vote for each proposal is given). If this is correct, Press 1 now. If incorrect, Press 0

If caller presses 1 go to Speech 8, ELSEIF the caller presses 0 go to Speech 2

Speech 8	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.

If caller presses 1 go to Speech 1, ELSEIF the caller presses 0 go to Speech 9

Speech 9	Thank you for voting.

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

[ Upon login to www.proxyweb.com/proxy shareholder sees Screen 1]

SCREEN 1

Text 1 - (centered)

Internet Proxy Voting Service

Input A

Please Enter Control Number from Your Proxy Card:

Input B

Check here [ ] to vote all proposals as the Board recommends, then click the VOTE button below.
 -OR-

Input C

To vote each proposal separately, click the VOTE button only.
 [VOTE]

Input D

To enroll for electronic delivery, without voting your proxy, please enter your control number above and click here.

Input E

Note: Electronic proxy materials may not be available for all of your securities and accounts.

Graphic I - Example Proxy Card (left justified)

Text 2 - (right justified)

proxyweb.com/proxy is a service of:
MIS, an ADP company

Full service proxy specialists

This site is best viewed using

Netscape version 4.7 or Internet Explorer versions 5.0 or higher and using a display resolution of 800 X 600.

Graphic II - (right justified)

[ Upon input of control number and selection of input B or input C shareholder is directed to Proxyweb Voting Ballot (Screen 2) ]

SCREEN 2

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Input A - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input B - (left justified)

Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input C - (left justified)

Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR ALL NOMINEES (Except as indicated)]

Input D - (left justified)

Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input E - (left justified)

Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 3 - (centered)

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".

Input F - (centered)

To receive an optional email confirmation, enter your email address here:

Text 4- (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Press this button to [Submit] your Proxy Vote.

[ Upon submission of vote shareholder is directed to Proxyweb Confirmation Screen (Screen 3) ]

SCREEN 3

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Thank you! Your vote has been submitted.

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING

Text 3 - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR all nominees (Except as indicated)]
Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of each of these matters.

Text 5 - (centered)

[ If no email confirmation was requested ]: No email confirmation has been sent.

[ If email confirmation was requested ]: Your email confirmation has been sent to: [email address]

Hyperlink 1 - (centered)

[Register for Electronic Delivery]

[Directs shareholder to electronic delivery sign-up screen(s)]

Hyperlink 2 - (left justified)

[Change Vote]

[Directs shareholder to Screen 2 to change vote]

Hyperlink 3 - (centered)

[Printer Friendly Confirmation]

[If shareholder selects printer friendly confirmation, a confirmation in the following form appears that the shareholder can print]

Form Of

Proxyweb Printer Friendly Confirmation

Text - (left justified)

Internet Proxy Voting Service

Thank you! Your vote has been submitted.
---------------------------------------------------------------------------------

Your vote for Control Number [control number] has been submitted to
Fidelity Investments for [trust name: fund name], as follows:

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Click here to Return

Hyperlink 4 - (right justified)

[Vote Another Proxy]

[Directs shareholder to Screen 1]

Hyperlink 5 - (centered)

[Exit Internet Voting Service]

[Directs shareholder to www.Fidelity.com]

[ If shareholder requests email confirmation, a confirmation in the following form will be sent to the designated email address ]

Form Of

Proxyweb Email Confirmation

Text - (left justified)

Your vote for Control Number [control number] has been submitted to Fidelity Investments for
[trust name: fund name], as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Thank you for voting.